THE ADVISORS' INNER CIRCLE FUND

                  COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND
             COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND
       COMMERCE CAPITAL INSTITUTIONAL SELECT GOVERNMENT MONEY MARKET FUND

                          SUPPLEMENT DATED JULY 9, 2009
                                     TO THE
              PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2009

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAI.

LIQUIDATION OF THE FUNDS

On August 12, 2008, at the recommendation of Commerce Capital Markets, Inc. (the "Adviser"), the investment adviser of Commerce Capital Government Money Market Fund, the Commerce Capital Treasury Obligations Money Market Fund, and the Commerce Capital Institutional Select Government Money Market Fund (each, a "Fund" and collectively, the "Funds"), the Board of Trustees of The Advisors' Inner Circle Fund ("Board of Trustees") approved the liquidation of each Fund.

The Funds are expected to cease operations and liquidate on or about September 21, 2009. Prior to each Fund's date of liquidation ("Liquidation Date"), Fund shareholders may redeem (sell) their shares in the manner described in the prospectuses under "How to Sell Your Fund Shares." If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date. The Adviser or its affiliates ("Commerce") have discretionary authority over certain Fund shareholder accounts. It is anticipated that, promptly after the Liquidation Date, Commerce will invest the liquidation proceeds distributed to each such shareholder in a comparable money market fund. Contact Commerce for more information concerning the re-investment of your liquidation proceeds.

In anticipation of the Funds' liquidation, the Adviser may manage the Funds in a manner intended to raise cash in order to facilitate the orderly liquidation of the Funds. As a result, during this time, all or a portion of the Funds may not be invested in a manner consistent with its stated investment strategies, which may prevent the Funds from achieving their investment objective during this time.

The liquidation distribution to shareholders will be treated as a payment in exchange for their shares. You should consult your personal tax advisor concerning your particular tax situation.

PARTICIPATION IN THE EXTENSION OF THE TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

The Funds, with the approval of the Board of Trustees of The Advisors' Inner Circle Fund Board of Trustees, applied to participate in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the U.S. Treasury Department (the "Treasury"). The Treasury has accepted the Funds' application to participate in the Program and has entered into a Guarantee Agreement with the Funds dated September 19, 2008.

Under the Program, the Treasury will guarantee the share price OF SHARES OF EACH FUND OUTSTANDING AS OF SEPTEMBER 19, 2008 at $1.00 per share if the Fund's net asset value falls below $0.995 (a "Guarantee Event"). Recovery under the Program is subject to certain conditions and limitations, including the following:

        o For each shareholder of a Fund, the Program provides a guarantee for the lesser of (a) the number of shares of the Fund owned by the shareholder as of the close on September 19, 2008, or
           (b) the number of shares of the Fund owned by the shareholder on the date of the Guarantee Event. The Program does not protect investors who were not shareholders of a Fund on September 19, 2008.

        o The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

        o  Recovery under the Program requires each Fund to liquidate.

        o In order to recover, a Guarantee Event must occur during the term of the Program (discussed below).

The Treasury Program announced an extension of the Program for the period from May 1, 2009 through September 18, 2009. The Program was scheduled to end on April 30, 2009. Continued participation in each program extension requires payment of an additional fee. The Board of Trustees has determined that continued participation in the Program until September 18, 2009 is in the best interest of the Commerce Capital Government Money Market Fund and Commerce Capital Institutional Select Government Money Market Fund and their shareholders; THE COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND HAS DETERMINED NOT TO PARTICIPATE IN THE PROGRAM PAST APRIL 30, 2009. The cost of the Funds' continued participation in the Program will be borne by the Funds, and will not be subject to any expense limitation or reimbursement agreement.

Additional information about the Program is available at HTTP://WWW.USTREAS.GOV.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                 COM-SK-006-0100